CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$ 363,634	$ 298,555	$ 109,876
Other comprehensive income (loss):
Foreign currency translation adjustment	8,141	(150,127)	(26,296)
Gain (loss) on changes in fair value of available-for-sale debt securities, net of tax	(3,487)	904
Gain (loss) on interest rate swap, net of tax	(1,124)	716	59
Share of gain on changes in fair value of interest rate swap of affiliate, net of tax	11,264	3,754
Comprehensive income	378,428	153,802	83,639
Less: comprehensive income attributable to non-controlling interests	90,829	34,345	10,296
Comprehensive income attributable to Canadian Solar Inc.	$ 287,599	$ 119,457	$ 73,343